GROUP IMMEDIATE VARIABLE ANNUITY
                                    issued by
            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                   through its
                               VARIABLE ACCOUNT A

Supplement dated February 27, 2002 to the prospectus dated February 27, 2002.

This supplement describes additional annuity options we are offering as part of your contract. Please read this supplement carefully and keep it with your prospectus for future reference. All capitalized terms have the same meaning as in the prospectus.

Annuity Options With Right To Surrender

In addition to the five annuity options described in your prospectus, you may also choose from the following five annuity options, all of which give you the right to surrender your contract within eighteen months of the Contract Date:

o     Life Annuity (surrender rights)

Under this option, we will make annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies. This option has the additional benefit of surrender rights.

o     Life Annuity With A Guaranteed Number of Years (surrender rights)

Under this option, we will make annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a particular number of years. If the Annuitant dies before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period. This option has the additional benefit of surrender rights.

o     Joint and Survivor Annuity (surrender rights)

Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make annuity payments so long as the Joint Annuitant is alive, however, the amount of the remaining annuity payments will be a percentage of the amount that was payable while the Annuitant was alive. This option has the additional benefit of surrender rights.

o Joint and Survivor Annuity With A Guaranteed Number of Years (surrender rights)

Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and Joint Annuitant die before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period. After the guaranteed period ends, we will continue to make annuity payments for the life of the Annuitant and for as long thereafter as the Joint Annuitant is alive. However, the amount of the annuity payments made to the Joint Annuitant will be a percentage of the amount that was payable while the Annuitant was alive. This option has the additional benefit of surrender rights.

o     Life Annuity With Cash Refund (surrender rights)

Under this option, we will make annuity payments as long as the Annuitant is alive. If the Annuitant dies before receiving aggregate annuity payments at least equal to the premium paid less any premium tax, the difference will be paid to the beneficiary in a lump sum. This option has the additional benefit of surrender rights.


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Transaction Charge

If you select any of the five annuity options described in this supplement, you may surrender your contract within eighteen months of the Contract Date. Upon surrender of your contract, we will assess a charge of $200 against your contract.

Access To Your Money

Depending on whether you are the Annuitant, you may access your money by receiving annuity payments or, if you select one of the annuity options described in this supplement, you may surrender your contract for its surrender value within eighteen months after the Contract Date.

Complete Surrender Of The Contract (Redemption)

If you select one of the annuity options described in this supplement, at any time within eighteen months after the Contract Date you may request a complete surrender of your contract. It is available under both the variable and the fixed payouts under these annuity options. To effect a complete surrender the contract must be in force and the primary Annuitant must be alive. A complete surrender is not available after eighteen months from the Contract Date.

If you surrender your contract, we will pay you a lump sum amount. You will receive no other payments.

Computing the Surrender Value

If you surrender your contract, we determine the amount to be paid to you in a four-part process. First, we determine the amount of the variable component of the remaining annuity payments after the next Income Change Date. We calculate this amount using the Annuity Unit value next computed after we receive your request and the current number of Annuity Units for each subaccount as the present value using the Assumed Investment Return ("AIR") and the mortality rates used to initially determine annuity payments. Second, we determine the present value of variable payments through the next Income Change Date as the present value of those payments using the AIR and the mortality rates used to initially determine annuity payments. Third, we determine the amount attributable to the fixed component of the annuity payments. We calculate this amount as the present value of all future income using an interest rate that reflects the current interest rate environment and the mortality rates used to initially determine annuity payments. We use the commutation interest rate, which is determined each time an amount is allocated to the fixed component, plus the change in the 10 Year Constant Maturity U.S. Treasuries since the allocation was made. Finally, we deduct the $200 charge.

Example of Computing a Complete Surrender: Suppose you have chosen to receive a life annuity and a 100% variable annuity payout and that your last monthly payment was $1,000. You then request a complete surrender within 18 months of your Contract Date. We would calculate the present value of the Annuity Units we would expect to pay over your lifetime, using the AIR and mortality tables, and pay you that amount, less the $200 transaction charge. You would receive no further benefits.

Taxes

Please read the tax discussion in your prospectus for information relating to the surrender of your contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. It is based on current law and interpretations, which may change. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your contract.